Morgan Stanley Developing Growth Securities Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2004 - September 30, 2004



Security  Purchas   Size    Offer    Total    Amount   % of    % of
Purchase     e/      of      ing   Amount of    of    Offeri   Fund   Brokers
    d      Trade   Offeri   Price  Offering   Shares    ng      's
            Date     ng      of               Purcha  Purcha   Tota
                            Share               sed     sed     l
                              s                 By      By     Asse
                                               Fund    Fund     ts
           5/6/04     -     $18.2 $803,000,0  109,60   0.25%   0.33    Morgan
                              5       00         0              %     Stanley,
                                                                      Goldman
                                                                      Sachs &
 Conseco                                                             Co., Banc
   Inc                                                               of America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                      Lazard,
                                                                       Advest
                                                                       Inc.,
                                                                       Keefe,
                                                                     Bruyette &
                                                                       Woods

                                                                     Joint Book-
                                                                      Running
                                                                     Managers,
                                                                     Citigroup,
 Global   5/12/04  6,927,   $44.2 $306,553,1  32,900   0.48%   0.24  CIBC World
Payments             755      5       58                        %     Markets,
  Inc.                                                                 Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Morgan
                                                                      Stanley,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                      SunTrust
                                                                      Robinson
                                                                     Humphrey,
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC

                                                                       Morgan
                                                                      Stanley,
                                                                      Deutsche
                                                                        Bank
Salesfor  6/22/04  10,000   $11.0 $110,000,0  12,400   0.12%   0.02  Securities
 ce.com             ,000      0       00                        %      , UBS
                                                                     Investment
                                                                       Bank,
                                                                      Wachovia
                                                                     Securities
                                                                     , William
                                                                      Blair &
                                                                      Company
                                                                       Morgan
                                                                      Stanley,
                                                                       Lehman
                                                                     Brothers,
   Dex    7/21/04           $19.0 $1,008,163  81,500   0.15%   0.29   Merrill
 Media,                       0      ,000                       %     Lynch &
  Inc.                                                               Co., Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                      Wachovia
                                                                     Securities